Exhibit 32.1

Certification of CEO and CFO Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report on Form 10-Q of World Wrestling Entertainment, Inc. (the “Company”) for the quarter ended March 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Nick Khan as Chief Executive Officer of the Company and Frank A. Riddick III  as  President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his or her knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

(2)	The information contained in the report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Dated:	May 3, 2023	By:	/s/ NICK KHAN
Nick Khan
Chief Executive Officer

		By:	/s/ FRANK A. RIDDICK III
Frank A. Riddick III
President and Chief Financial Officer